Exhibit 99.16

JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto need to be filed with respect to the beneficial ownership by each of the undersigned of shares of common stock of Asia Satellite Telecommunications Holdings Limited, a Bermuda corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to the Schedule 13D; provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: April 14, 2009

GE PACIFIC-1 HOLDINGS, INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Managing Director, CFO & Treasurer

GE PACIFIC-2 HOLDINGS, INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Managing Director, CFO & Treasurer

GE PACIFIC-3 HOLDINGS, INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Managing Director, CFO & Treasurer

GE INTERNATIONAL HOLDINGS INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Managing Director, CFO & Treasurer

GE CFE LUXEMBOURG, S.À R.L.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Manager

GE CFE LUXEMBOURG HOLDINGS L.L.C.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Managing Director, CFO & Treasurer

GE CAPITAL CFE, INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Vice President

GE CAPITAL EQUITY HOLDINGS, INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Managing Director, CFO & Treasurer

GE CAPITAL EQUITY INVESTMENTS, INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Managing Director, CFO & Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Attorney-in-fact

GENERAL ELECTRIC CAPITAL SERVICES, INC.

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Attorney-in-fact

GENERAL ELECTRIC COMPANY

By:	/s/ Frank Ertl
	Name:	Frank Ertl
	Title:	Attorney-in-fact